SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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First State Financial Corporation

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FIRST STATE FINANCIAL CORPORATION
March 25, 2005
TO THE SHAREHOLDERS OF
FIRST STATE FINANCIAL CORPORATION
      You are cordially invited to attend the Annual Meeting of Shareholders of First State Financial Corporation which will be held at the Longboat Key Club, Sarasota, Florida 34236, on Monday, April 25, 2005 beginning at 2:00 p.m.
      At the Annual Meeting you will be asked to consider and vote upon the reelection of the directors to serve until the next Annual Meeting of Shareholders. Shareholders also will consider and vote upon such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
      We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.
      We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.

Sincerely,

Corey J. Coughlin
President and Chief Executive Officer

PROPOSAL ONE
SUMMARY COMPENSATION TABLE
NOMINATING COMMITTEE
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
SECTION 16(a) REPORTING REQUIREMENTS
INDEPENDENT PUBLIC ACCOUNTANTS
OTHER INFORMATION
APPENDIX A
APPENDIX B

FIRST STATE FINANCIAL CORPORATION
22 SOUTH LINKS AVENUE
SARASOTA, FL 34236
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 25, 2005
       Notice is hereby given that the Annual Meeting of Shareholders of First State Financial Corporation (the “Holding Corporation”) will be held at the Longboat Key Club, Sarasota, Florida 34236, on Monday, April 25, 2005, at 2:00 p.m. (“Annual Meeting”), for the following purposes:

1. Elect Directors. To elect directors to serve until the Annual Meeting of Shareholders in 2006.

2. Other Business. To transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
      Only shareholders of record at the close of business on February 28, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to the Holding Corporation in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Holding Corporation an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Corey J. Coughlin
President and Chief Executive Officer
March 25, 2005
      PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO REGISTRAR AND TRANSFER COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
OF
FIRST STATE FINANCIAL CORPORATION
To Be Held On April 25, 2005
INTRODUCTION
General
      This Proxy Statement is being furnished to the shareholders of First State Financial Corporation (the “Holding Corporation”) in connection with the solicitation of proxies by the Board of Directors of the Holding Corporation from holders of the outstanding shares of the $1.00 par value common stock of the Holding Corporation (“Holding Corporation common stock”) for use at the Annual Meeting of Shareholders of the Holding Corporation to be held on Monday, April 25, 2005, and at any adjournment or postponement thereof (“Annual Meeting”). The Annual Meeting is being held to (i) elect directors to serve until the Annual Meeting of Shareholders in 2006, and (ii) transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof. The Board of Directors of the Holding Corporation knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated March 25, 2005, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of the Holding Corporation on March 25, 2005.
      The principal executive offices of the Holding Corporation are located at 22 South Links Avenue, Sarasota, FL 34236. The telephone number of the Holding Corporation at such offices is (941) 929-9000.
Record Date, Solicitation and Revocability of Proxies
      The Board of Directors of the Holding Corporation has fixed the close of business on February 28, 2005, as the record date for the determination of the Holding Corporation shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of the Holding Corporation common stock at the close of business on such date will be entitled to vote at the Annual Meeting. At the close of business on such date, there were 5,856,265 shares of the Holding Corporation common stock outstanding and entitled to vote held by approximately 360 shareholders of record. Holders of the Holding Corporation common stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Holding Corporation common stock held of record at the close of business on February 28, 2005. The affirmative vote of the holders of a plurality of shares of Holding Corporation common stock represented and entitled to vote at the Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders.
      Shares of the Holding Corporation common stock represented by a properly executed proxy, if such proxy is received prior to the vote at the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF THE HOLDING CORPORATION COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE HOLDING CORPORATION OF THE NOMINEES LISTED BELOW, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
      A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Holding Corporation, (ii) properly submitting to the Secretary of the Holding Corporation a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: First State Financial Corporation, 22 South Links Avenue, Sarasota, FL 34236, Attention: Corey J. Coughlin.
      A copy of the 2004 10-K Annual Report, including financial statements for the years ended December 31, 2004 and 2003, accompanies this Proxy Statement.
PROPOSAL ONE
ELECTION OF DIRECTORS
General
      The Annual Meeting is being held to elect directors of the Holding Corporation to serve a one-year term of office. Each director of the Holding Corporation serves for a term expiring at the next Annual Meeting of Shareholders, and until his successor is duly elected and qualified. Accordingly, the terms of each member of the Board expire at the Annual Meeting and, therefore, such individuals are standing for reelection to a one-year term expiring at the Annual Meeting of Shareholders in 2006.
      All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.
Directors
      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE NOMINEES LISTED BELOW.
      The following table sets forth the name of each nominee or director continuing in office of the Holding Corporation; a description of his position and offices with the Holding Corporation other than as a director, if any; a brief description of his principal occupation and business experience during at least the last five years; and certain other information including the director’s age and the number of shares of Holding Corporation common stock beneficially owned by the director on February 28, 2005. Each of the following individuals is also serving as a director of First State Bank (the “Bank”), which is a wholly-owned subsidiary of the Holding Corporation (collectively, the “Company”). For information concerning membership on committees of the Board of Directors, see “ELECTION OF DIRECTORS — Information About the Board of Directors and Its Committees.”

Amount, Percentage and
Nature of Beneficial
Ownership of Holding
Nominee, Year First Elected a Director,	Information About Nominee or	Corporation Common
Age and Address of 5% Shareholder	Director Continuing in Office	Stock (1)

NOMINEES FOR DIRECTOR
Robert H. Beymer, 76 year elected: 2001	Currently serves as Chairman of the Board and Director of First Sentry Bank in Huntington, West Virginia. He served as President of First State Financial Corporation from 1999 to 2002, and President of First State Bank from 2000 to 2002. He is a graduate of the University of Wisconsin School of Banking and former President and CEO of St. Mary’s Bank in Franklin, Louisiana and First Guaranty Bank in Hammond, Louisiana.	169,075(2) 2.90%

Amount, Percentage and
Nature of Beneficial
Ownership of Holding
Nominee, Year First Elected a Director,	Information About Nominee or	Corporation Common
Age and Address of 5% Shareholder	Director Continuing in Office	Stock (1)

Corey J. Coughlin, 57 year elected: 2002	Currently serves as President and CEO of First State Financial Corporation from May 2003 and First State Bank from July 2002. He previously served as a founder of CSC Financial Services from March 1999 to July 2002, and President and Chief Operating Officer of CNB Florida Bancshares, Inc. from July 1998 to March 1999. Mr. Coughlin holds a BA in business from Georgetown College and is a graduate of the Graduate School of Banking, Louisiana State University as well as the National Commercial Lending Graduate School at the University of Oklahoma. Mr. Coughlin has been a banker since 1971 and is active in the community having held various board positions including Chairman of the Board at Bayfront Medical Center.	67,815(3) 1.15%

Daniel P. Harringon, 48 year elected: 2000 address: c/o First State Bank 22 S. Links Ave Sarasota, FL 34236	Currently serves as President of HTV Industries in Cleveland, Ohio. He received his BBA from Stetson University in DeLand, Florida and has an MBA from Xavier University. He is a director of Biopure Corp, Churchill Downs Inc. in Louisville, Kentucky, First Guaranty Bank and Portec Rail Products, Inc.	296,478(4) 5.06%

Marshall Reynolds, 67 year elected: 1999 address: c/o First State Bank 22 S. Links Ave. Sarasota, FL 34236	Currently serves as Chairman and CEO of Champion Industries and has been Director and owner of many businesses including agriculture, manufacturing and banking. He is a director of Abigail Adams National Bancorp, Inc., First Guaranty Bank, Portec Rail Products, Inc., and Premier Financial Bancorp, Inc. His community interests include both the former Chairman of the Boys and Girls Club as well as the former Chairman of the United Way.	429,900 7.34%

Neal Scaggs, 68 year elected: 1999	Owner of Logan Auto Parts, an after-market auto parts company with multiple locations in West Virginia and Orlando, Florida. He is a director of Premier Financial Bancorp, Portec Rail Products, and Champion Industries, Inc. He is a graduate of Marshall College and currently is Chairman of the Board of First State Financial Corporation.	187,125 3.20%

Robert L. Shell, Jr., 60 year elected: 1999	Chairman and Chief Executive Officer of Guyan International, a manufacturer of hydraulic pumps.	106,553(5) 1.82%

Thomas W. Wright, 52 year elected: 1999 address: c/o First State Bank 22 S. Links Ave. Sarasota, FL 34236	President and CEO of NexQuest, which is an investment and operating company, involved in many types of businesses including restaurants, banks and other operating companies.	430,413(6) 7.69%

(1)	Information relating to beneficial ownership of Holding Corporation common stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Holding Corporation common stock set forth opposite their names.

(2)	Includes 104,075 shares owned by his spouse, as to which shares Mr. Beymer disclaims any beneficial ownership.

(3)	Includes currently exercisable options to purchase 18,000 shares.

(4)	Consists of shares held by two companies and a family trust as to which Mr. Harrington may be deemed to be the beneficial owner of the shares.

(5)	Includes currently exercisable options to purchase 7,000 shares.

(6)	Includes 201,940 shares owned by a family partnership as to which Mr. Wright may be deemed to be the beneficial owner of the shares.
Director Independence
      The Board of Directors has determined that a majority of Holding Corporation’s directors are independent. In determining director independence, the Board considers all relevant facts and circumstances, including the rules of the National Association of Securities Dealers. The Board considers the issue not just from the standpoint of a director, but also from that of persons or organizations with which the director has an affiliation. The Board of Directors has determined that the following six directors of the Company’s seven directors following the Annual Meeting are independent under these guidelines: Messrs. Scaggs, Beymer, Harrington, Reynolds, Shell and Wright. As a member of management, Mr. Coughlin is not considered independent.
Information About the Board of Directors and Its Committees
      The Board of Directors of the Holding Corporation held twelve meetings during the year ended December 31, 2004. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. The Holding Corporation’s Board of Directors presently has three committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 2004 follows:

The Compensation Committee is responsible for establishing appropriate levels of compensation and benefits. The members of this committee consist of Messrs. Reynolds, Scaggs and Wright, each of whom is an independent director as defined under the rules of the National Association of Securities Dealers. The committee was formed on December 7, 2004 and held one meeting during 2004.

For information regarding the Holding Corporation’s Nominating Committee, see “Nominating Committee.”

For information regarding the Holding Corporation’s Audit Committee, see “Audit Committee Report.”

Directors of the Holding Corporation and the Bank are paid fees for attendance of $250 for each Holding Corporation board meeting, $150 for each committee meeting of the Holding Corporation, $200 for each Bank board meeting, and $150 for each Bank Committee meeting.

Executive Officers
      The following lists the executive officers of the Holding Corporation, all positions held by them in the Holding Corporation, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows the Holding Corporation annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

Executive Officers	Information About Executive Officers

Corey J. Coughlin	Currently serves as President and CEO of First State Financial Corporation from May 2003 and First State Bank from July 2002. He previously served as a founder of CSC Financial Services from March 1999 to July 2002, and President and Chief Operating Officer of CNB Florida Bancshares, Inc. from July 1998 to March 1999. Mr. Coughlin holds a BA in business from Georgetown College and is a graduate of the Graduate School of Banking, Louisiana State University as well as the National Commercial Lending Graduate School at the University of Oklahoma. Mr. Coughlin has been a banker since 1971 and is active in the community having held various board positions including Chairman of the Board at Bayfront Medical Center.
Michael K. Worthington	Currently serves as Executive Vice President and Senior Lending Officer of First State Bank and has more than 25 years of banking experience, nearly entirely in the lending area and with extensive experience in the West Central Florida market. During the approximately two-year departure from First State, he was the Senior Lending Officer at Peoples Community Bank of the West Coast.
Dennis Grinsteiner	Currently serves as Senior Vice President and Chief Financial Officer of First State Financial Corporation from January 2005 and First State Bank from May 2003. He previously served as Executive Vice President, Chief Financial Officer and Cashier of Southern Exchange Bank in Tampa, Florida.
Management and Principal Stock Ownership
      As of February 28, 2005, based on available information, all directors and executive officers of the Holding Corporation as a group (nine persons) beneficially owned 1,708,911 shares of Holding Corporation common stock which constituted 29.2% of the number of shares outstanding at that date. This group also owns exercisable options (exercisable within sixty days) for an additional 27,400 shares. To the knowledge of the Holding Corporation, the only shareholders who own more than 5% of the outstanding shares of Holding Corporation common stock on February 28, 2005 were Directors Harrington, Reynolds, and Wright.

Executive Compensation and Benefits
      The following table sets forth all cash compensation to the President and Chief Executive Officer of First State Financial and First State Bank, the Executive Vice President and Senior Loan Officer for First State Bank, and the Senior Vice President and Chief Financial Officer of First State Financial and First State Bank, the only executive officers whose salary and bonus exceeded $100,000 during 2004 and 2003, for services to each.
SUMMARY COMPENSATION TABLE

						Long Term Compensation

						Awards		Payouts
		Annual Compensation
						Restricted
				Other Annual		Stock	Options/	LTIP	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation		Award(s)	SARs	Payouts	Compensation

Corey J. Coughlin	2004	$160,167	$25,000	$1,000	(1)	-0-	-0-	-0-	$-0-
President and Chief	2003	$144,375	$30,000	$4,200	(1)	-0-	-0-	-0-	$-0-
Executive Officer of the First State Financial and First State Bank

Michael K. Worthington	2004	$90,720	$38,576	$24,785	(2)	-0-	-0-	-0-	$-0-
Executive Vice President	2003	$90,270	$32,827	$6,000	(2)	-0-	-0-	-0-	$-0-
and Senior Lending Officer

Dennis Grinsteiner	2004	$82,933	$17,000	$5,900	(2)	-0-	-0-	-0-	$-0-
Senior Vice President and	2003	$46,974	$500	$2,800	(2)(3)	-0-	-0-	-0-	$-0-
Chief Financial Officer

(1)	Represents amounts paid by First State Bank to Mr. Coughlin for director and committee fees (see “— Director Compensation”).

(2)	Represents commissions and/or automobile allowance.

(3)	Compensation information for 5/30/2003 to 12/31/2003
      Stock Option Plan. The Holding Corporation has a 2004 stock plan which provides for the grants of options to purchase our common stock to directors and employees. This plan is intended to replace the 1996 non-qualified stock option plan, which provided for the issuance of options to directors and employees. There are 35,300 options outstanding under that plan at exercise prices between $3.00 and $4.81 per share. In addition, Mr. Coughlin was granted options for 30,000 shares as a part of his employment, 18,000 of which are vested and the remaining 12,000 vest over the next two years. The exercise price for these options is $5.25 per share. No further grants will be made under the 1996 stock option plan. The board of directors continues to believe that stock-based incentives are important factors in attracting, retaining and rewarding employees and directors and closely aligning their interests with those of the shareholders. No options have been issued under the 2004 plan. Options to purchase common stock may be either incentive stock options, which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), or options which are not intended to satisfy the requirements of that Code section, which are referred to as non-qualified options.
      The number of shares reserved under the plan is 500,000 shares, less the amount of the 65,300 outstanding options granted under the 1996 plan and to Mr. Coughlin, but only to the extent such options are exercised. The plan is administered by a committee of the board. The committee has the authority to grant options, construe, interpret and administer the plan, and determine the employees and directors eligible to receive grants, and the number of shares granted and the terms of those options. The number of shares reserved under the plan may be equitably adjusted by the Board to reflect any changes in capitalization, including as a result of stock dividends or stock splits, or to reflect certain corporate transactions. The Board may also amend or terminate the plan. However, no amendment may be effected without approval of shareholders to the extent such approval is required under applicable law or the Code. In no case, can options be revised either by cancellation and regrant, or by lowering the exercise price of a previously granted award. The price at which an option may be exercised for a share of common stock may not be less than the fair market value on the date the option is granted. Except for adjustments related to changes in capital structure, mergers or a change in control, the Committee may not, absent the approval of shareholders, reduce the option price of any outstanding options. The Committee determines the period during which an option may be exercised. The period is determined at the time the option is granted and may not extend more than ten years from the date of grant. All or part of an option that is not exercised before expiration of the applicable option period will terminate. An option agreement may provide for the exercise of an option after the employment of an employee or the status of an individual as director has terminated for any reason, including death or disability.
      The aggregate fair market value of an incentive stock option granted to an employee under the plan and incentive stock options granted under any other stock option plan adopted which first become exercisable in 2005 or any later calendar year may not exceed $100,000. The directors as a group may not over the life of the plan be granted options which in the aggregate exceed 100,000 shares of common stock. Generally, options are transferable only by will or the laws of descent and distribution, unless the Committee deems otherwise and in accordance with any tax and securities laws.
Equity Compensation Plan Information

Number of Securities
Remaining Available for Future
	Number of Securities to	Weighted-Average	Issuance Under Equity
	be Issued upon Exercise	Exercise Price of	Compensation Plans (Excluding
	of Outstanding Options,	Outstanding Options,	Securities Reflected in
	Warrants and Rights (a)	Warrants and Rights (b)	Column (a)) (b)

Equity compensation plans approved by security holders	54,700	$4.43	434,700
Equity compensation plans not approved by security holders	—	—	—

Total	54,700	$4.43	434,700

Aggregate Options Exercised in Last Fiscal Year and Fiscal Year-End Option Values
      The following table sets forth, for each of Messrs. Coughlin and Worthington, the number of shares of common stock held at December 31, 2004, and the realizable gain on the stock options that are “in-the-money.” The in-the-money stock options are those with exercise prices that are below the year-end stock price because the stock value increased since the date of the grant.
Aggregated Option/ SAR Exercises in Last Fiscal Year and FY-End
Option/ SAR Values

Number of
Securities
			Underlying	Value of Unexercised
			Unexercised	In-the-Money
			Options/SARs at	Options/SARs at
	Shares		FY-End (#)	FY-End ($)
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable	Unexercisable(1)

Corey J. Coughlin	—	—	18,000/12,000	$139,860/$93,240
Michael K. Worthington	—	—	2,400/1,600	$21,648/$14,432

(1)	Value represents fair market value at exercise minus exercise price.

      Profit Sharing Plan. First State Bank has adopted a 401(k) Profit Sharing Plan. Employees are eligible to participate after meeting certain length of service requirements. Each year, participants may elect to defer up to 15% of compensation instead of receiving that amount in cash. First State Bank may contribute a percentage amount however only salary reductions up to 5% of compensation will be considered. First State Bank also may contribute a discretionary amount. Amounts deferred by participants are fully vested. Contributions by First State Bank vest based upon percentage amounts of 25% to 100% over one to four years of service.
Certain Transactions
      The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.
NOMINATING COMMITTEE
      For 2005, the Holding Corporation has established a nominating committee of the Board of Directors consisting of Messrs. Harrington, Scaggs and Wright, each of whom is an independent director as defined under the rules of the National Association of Securities Dealers. The Board of Directors acted as the nominating committee during 2004 and, in that capacity, held one meeting during that year. The nominating committee operates pursuant to a written charter that has the exclusive right to recommend candidates for election as directors to the Board. A copy of the committee’s charter is attached as Appendix A. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experience, their business and social perspective, concern for the long-term interests of the shareholders, and personal integrity and judgment. In addition, candidates must be aware of the directors vital part in the Holding Corporation’s good corporate citizenship and corporate image, have time available for meetings and consultation on Holding Corporation matters, and be willing to assume broad, fiduciary responsibility. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. The nominating committee will review the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and recommend to the full Board the slate of directors to be nominated for election at the annual meeting of shareholders. The nominating committee will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the President of the Holding Corporation at the principal executive offices of the Holding Corporation not later than the close of business on the 120th day prior to the first anniversary of the date on which the Bank first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the Securities and Exchange Commission’s proxy rules. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.
      The Holding Corporation’s Board has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of the Holding Corporation at 22 South Links Avenue, Sarasota, Florida 34236, attention: President and Chief Executive Officer. All communications will be compiled by the President and Chief Executive Officer and submitted to the members of the Board. The Holding Corporation does not have a policy that requires directors to attend the Annual Meeting. All members of the Board attended last year’s Annual Meeting with the exception of Mr. Robert Shell, Jr.

AUDIT COMMITTEE REPORT
      The Holding Corporation has established an audit committee of the Board of Directors consisting of Messrs. Harrington, Scaggs (Chairman) and Wright, each of whom is an independent director as defined under the rules of the National Association of Securities Dealers. Pursuant to the provisions of the Sarbanes-Oxley Act of 2002, the SEC has adopted rules requiring companies to disclose whether or not at least one member of the audit committee is a “financial expert” as defined in such rules, and, if not, why. None of the current members of the Audit Committee meets the criteria set forth in such rules qualifying them as “financial expert,” which is basically limited to those who have prepared or audited comparable public company financial statements. While it might be possible to recruit a person who meets these qualifications, the Board has determined that in order to fulfill all of the functions of the Board and the Audit Committee, each member of the Board and the Audit Committee should meet all the criteria that has been established by the Board for Board membership, and it is not in the best interest of the Holding Corporation to nominate as a director someone who does not have all the experience, attributes and qualifications we seek. The Audit Committee consists of three non-employee directors, each of whom has been selected for the Audit Committee by the Board based on the Board’s determination that they are fully qualified to monitor the performance of management, the public disclosures of the Bank, of its financial condition and performance, internal accounting operations, and our independent auditors. In addition, the Audit Committee has the ability on its own to retain independent accountants or other consultants whenever it deems appropriate. The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Holding Corporation’s accounting functions and internal controls. The Audit Committee is governed by a written charter adopted and approved by the Board of Directors on November 8, 2004. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix B. The Audit Committee held one meeting in 2004.
      The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as the Holding Corporation’s independent accountants. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Holding Corporation management, and the independent accountants regarding the following:

•	the plan for, and the independent accountants’ report on, each audit of the Holding Corporation’s financial statements

•	changes in the Holding Corporation’s accounting practices, principles, controls or methodologies, or in the Holding Corporation’s financial statements, and recent developments in accounting rules
      This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter. Audit Committee considered and concluded that the independent auditor’s provision of non-audit services in 2004 was compatible with applicable independence standards.
      The Audit Committee is responsible for recommending to the Board that the Holding Corporation’s financial statements be included in the Holding Corporation’s annual report. The Committee took a number of steps in making this recommendation for 2004. First, the Audit Committee discussed with the Holding Corporation’s independent auditors, those matters the auditors communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the auditor’s independence with the auditors and received a letter from the auditors regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the auditor’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with Holding Corporation management and the auditors, the Holding Corporation’s audited consolidated balance sheets at December 31, 2004 and 2003, and the related consolidated statements of income, stockholders’ equity, and cash flows for each for the years in the three-year period ended December 31, 2004. Based on the discussions with the auditors concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Holding Corporation’s Annual Report on Form  10-K include these financial statements.

Audit Committee

Neal Scaggs, Chairman
Daniel P. Harrington
Thomas W. Wright

PERFORMANCE GRAPH
      The shares of common stock commenced trading on the Nasdaq National Market System on December 10, 2004. The following graph compares the yearly percentage change in cumulative shareholder return on the common stock, with the cumulative total return of the NASDAQ Composite Index and The SNL NASDAQ Bank Index, since December 10, 2004 (assuming a $100 investment on December 15, 2004, and reinvestment of all dividends).
Total Return Performance

	Period Ending

Index	12/10/04	12/17/04	12/23/04	12/31/04

First State Financial Corporation	100.00	101.26	101.42	102.36

NASDAQ Composite	100.00	100.36	101.56	102.28

SNL NASDAQ Bank Index	100.00	100.66	102.23	102.27

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
      Proposals of shareholders of the Holding Corporation intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Holding Corporation at its principal executive offices on or before December 1, 2005, in order to be included in the Holding Corporation’s Proxy Statement and form of proxy relating to the 2006 Annual Meeting of Shareholders.
SECTION 16(a) REPORTING REQUIREMENTS
      Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Holding Corporation, and persons who beneficially own more than 10% of Holding Corporation stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Holding Corporation with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 — Annual Statement of

Changes in Beneficial Ownership, the Holding Corporation believes that, during 2004, all filing requirements applicable to reporting persons were met.
INDEPENDENT PUBLIC ACCOUNTANTS
      On August 31, 2004, the Company dismissed CPA Associates as its accountants and retained the accounting firm of Crowe Chizek and Company LLC. CPA Associates’ report on the financial statements for the Company for 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During such calendar years and the subsequent interim period preceding the change in its accountants, there were no disagreements with the former accountants on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreement or disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make a reference to the subject matter of the disagreement in connection with their report. The decision to dismiss CPA Associates was recommended and approved by the Board of Directors of the Company.
Fees Paid to the Independent Auditor
      The following sets forth information on the fees paid by the Holding Corporation to CPA Associates for 2003 and 2004, and Crowe Chizek and Company LLC for 2004.

	2003	2004

Audit Fees	$38,350	$75,500
Audit-Related Fees	5,900	41,800
Tax Fees	2,000	5,250

Subtotal	46,250	122,550
All Other Fees	9,030	12,600

Total Fees	$55,280	$135,150

Services Provided by CPA Associates and Crowe Chizek and Company LLC
      All services that were rendered by CPA Associates in 2004 and 2003 , and Crowe Chizek and Company LLC in 2004 were permissible under applicable laws and regulations, and audit services were pre-approved by the Audit Committee. (The Audit Committee’s pre-approval policy with respect to non-audit services is shown as Appendix C to this proxy statement.) Pursuant to new rules of the SEC, the fees paid to CPA Associates and Crowe Chizek and Company LLC for services are disclosed in the table above under the categories listed below.
      1) Audit Fees — These are fees for professional services performed for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s 10-K and 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.
      2) Audit-Related Fees — These are fees for assurance and related services performed that are reasonably related to the performance of the audit or review of the Company’s financial statements. This includes consulting on financial accounting/reporting standards. Of the amount included for 2004, $15,000 is for Crowe Chizek and Company LLC fees to reaudit 2002 and 2003 and $26,800 is for Crowe Chizek and Company LLC fees for the Company’s initial public offering.
      3) Tax Fees — These are fees for professional services performed by CPA Associates and Crowe Chizek and Company LLC with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit-Related” items. Of the amount reported in 2004, $2,250 relates to amounts incurred from the predecessor auditor, CPA Associates.

      4) All Other Fees — These are fees for other permissible work performed by CPA Associates and Crowe Chizek and Company LLC that does not meet the above category descriptions. In 2004, $7,800 of this amount related to services provided to the Company by Crowe Chizek and Company LLC prior to their engagement as independent auditor. Of the amount reported in 2004, $4,800 relates to amounts incurred from the predecessor auditor, CPA Associates.
      These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the core work of the independent auditors, which is the audit of the Company’s consolidated financial statements.
OTHER INFORMATION
Proxy Solicitation
      The cost of soliciting proxies for the Annual Meeting will be paid by the Holding Corporation. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of the Holding Corporation in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of the Holding Corporation common stock. Such persons will be paid for reasonable expenses incurred in connection with such services.
Miscellaneous
      Management of the Holding Corporation does not know of any matters to be brought before the Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.
      Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Holding Corporation will furnish to such person without charge (other than for exhibits) a copy of the Holding Corporation’s Annual Report on Form 10-K for its fiscal year ended December 31, 2004, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to First State Financial Corporation, 22 South Links Avenue, Sarasota, FL 34236, Attention: Corey J. Coughlin.

APPENDIX A
NOMINATING COMMITTEE CHARTER
FIRST STATE FINANCIAL CORPORATION
CHARTER OF NOMINATING COMMITTEE OF
THE BOARD OF DIRECTORS
(Originally adopted on November 24, 2004)
COMPOSITION
      The Nominating Committee (the “Committee”) of the Board of Directors of First State Financial Corporation, a Florida corporation (the “Company”), shall consist of at least two (2) independent members of the Board of Directors of the Company (the “Board”).
      Each member shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board and shall meet, as applicable, the standards for independence set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market (“Nasdaq”).
      The Board shall appoint the members of the Committee and the Committee chairperson. The Board may remove any Committee member at any time.
PURPOSE
      The purpose of the Committee shall be to:

Identify, review and evaluate candidates to serve as directors of the Company and recommend director candidates to the Board.

Serve as a focal point for communication between candidates, non-committee directors and the Company’s management.

Determine whether existing directors should be re-nominated.

Make other recommendations to the Board regarding affairs relating to the directors of the Company.
OPERATING PRINCIPLES AND PROCESSES
      In fulfilling its functions and responsibilities, the Committee should give due consideration to the following operating principles and processes:
      Communication — Regular and meaningful contact with the Chairman of the Board, other committee chairpersons, members of senior management and independent professional advisors to the Board and its various committees, as applicable, is important for strengthening the Committee’s knowledge of relevant current and prospective corporate governance issues.
      Resources — The Committee shall be authorized to access such internal and, in consultation with senior management; external resources as the Committee deems necessary or appropriate to fulfill its defined responsibilities, including engagement of independent legal counsel, consultants and other professional advisors, as well as executive search firms to help identify director candidates. The Committee shall have sole authority to approve fees, costs and other terms of engagement of such outside resources.
      Meeting Agendas — Committee meeting agendas shall be the responsibility of the Committee chairperson with input from the Committee members and other members of the Board as well as, to the extent deemed appropriate by the chairperson, from members of senior management and outside advisors.

      Committee Meeting Attendees — The Committee shall be authorized to require members of senior management and to request that outside counsel and other advisors attend Committee meetings.
      Reporting to the Board of Directors — The Committee, through the Committee chairperson, shall report all material activities of the Committee to the Board from time to time, or whenever so requested by the Board.
      Other Functions — The Committee shall have the authority to perform such other functions, and shall have such powers, as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities hereunder.
FUNCTIONS AND AUTHORITY
      The operation of the Committee will be subject to the provisions of the Bylaws of the Company and the Florida Business Corporation Act, each as in effect from time to time. The Committee will have the full power and authority to carry out the following primary responsibilities:
      Criteria for Board Membership; Director Nominations — The Committee, in consultation with the Chairman of the Board, has the primary responsibility for identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board, including consideration of any potential conflicts of interest. The Committee shall also have the primary responsibility, following the Board assessment provided for below, for evaluating, reviewing and considering the recommendation for nomination of current Directors for reelection to the Board. The selection of nominees for Director to be presented to the stockholders for election or reelection, and the selection of new Directors to fill vacancies and newly created directorships on the Board, shall be made by the full Board based on the recommendations of the Committee.
      Board Assessment — The Committee shall periodically review, discuss and assess the performance of the Board, seeking input from senior management, the full Board and others. The assessment shall include evaluation of the performance of the members of the Board of Directors, individually and collectively, the Board’s contribution as a whole, specific areas in which the Board and/or management believe better contributions could be made, and overall Board composition and makeup, including whether it is desirable for each member of the Board to continue to serve on the Board based upon the designated functional needs of the Board. The factors to be considered shall include whether the Directors, both individually and collectively, can and do provide the skills and expertise appropriate for the Company. The Committee shall also consider and assess each Director’s satisfaction of the criteria established for Board membership or membership on any committee of the Board, including the independence of Directors and whether a majority of the Board continue to be independent from management, in both fact and appearance as well as within the meaning prescribed by SEC or Nasdaq. The results of such assessments shall be provided to the Board for further discussion as appropriate.
      Director Change of Position — The Committee shall review and make recommendations to the Board regarding the continued service of a Director in the event (i) an employee Director’s employment with the Company is terminated for any reason or (ii) a nonemployee Director changes his/her primary job responsibility or primary employer since the time such Director was most recently elected to the Board. In this regard, the Committee may consider the establishment of procedures for retirement or resignation of Directors under such circumstances.
      Stockholder Communications, Proposals and Nominations — The Committee shall, if deemed advisable, establish a process for reviewing and considering stockholder communications, and proposals submitted by stockholders that relate to corporate governance matters, including stockholder nominations for directors and/or stockholder suggestions for director nomination. The Committee shall review and make recommendations to the Board regarding any such proposal, nomination or suggestion for nomination. If the Committee establishes a process for reviewing and considering stockholder communications, such process shall be submitted for approval by a majority of the independent directors of the Company.
      Procedures for Handling Complaints — The Committee shall oversee, and, if deemed advisable, develop procedures for handling the receipt, retention and treatment of complaints received by the Company (whether initiated by employees of the Company or outside third parties) with respect to legal and regulatory compliance matters.
      Qualified Legal Compliance Committee — The Committee shall act as the Company’s Qualified Legal Compliance Committee within the meaning of 17 CFR Part 205.2(k).
MEETINGS
      The Committee will hold at least one regular meeting per year and additional regular or special meetings as its members deem necessary or appropriate. Meetings may be called by the Chairman of the Committee or the Chairman of the Board.
MINUTES AND REPORTS
      Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee will report to the Board from time to time, or whenever so requested by the Board. In addition, the Chairman of the Committee or his or her delegate shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

APPENDIX B
AUDIT COMMITTEE CHARTER
FIRST STATE FINANCIAL CORPORATION
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER
As approved at the November 8, 2004 meeting of the Audit Committee and Board of Directors

I.	Committee Composition
      The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors of First State Financial Corporation (“the Company), each of whom shall be independent directors as determined in accordance with the Rules of Nasdaq Stock Market. All members of the Committee shall have an understanding of fundamental financial statements and at least one member of the Committee shall have accounting or related financial management expertise. When possible, Committee members shall be evenly elected from the various subsidiary banks.
      The members of the Committee shall be appointed by the Company’s Chairman and shall hold office until they resign or are removed, or until their respective Successors shall be duly appointed. The Company’s Chairman may also select a chairperson and a Secretary. Unless the Company’s Chairman appoints a Chairperson and a Secretary, the members of the Committee may designate these positions by a majority vote of the full Committee membership.

II.	Meetings
      The Committee shall meet at least twice each year, and at such additional times, if any, as the Committee may deem advisable. Members of the Committee may participate in meetings either in person or by means of telephone conference. The Chairperson shall be responsible for setting meeting dates and time, agenda, maintaining order (chairing the meeting) and reporting to the Company’s full Board of Directors. In addition, the Internal Auditor shall also have the authority to call for a meeting of the Committee. The Secretary shall be responsible for taking the minutes, maintaining an ongoing minute book, and distributing copies of the minutes to the Company’s directors.

III.	Training and Resources
      The Committee shall be provided adequate resources to discharge their responsibilities, including requests for training. The Company’s internal auditor shall be given unrestricted access to the Committee. In addition, the Committee shall have unrestricted authority to engage independent counsel and other advisors when it deems such action to be appropriate, the fees and expenses of whom to be paid by the Company.

IV.	Responsibilities
      The responsibilities of the Audit Committee shall be to:

A. Review this Charter at least annually and recommend any changes to the Board.

B. Review and discuss the audited financial statements with management.

C. Make a recommendation to the Board as to whether the audited financial statements reviewed by the Committee should be included in the Company’s Annual Report on Form 10-K or Form 10-KSB to be filed with the Securities Exchange Commission with respect to the fiscal year for which the audited financial statements were prepared.

D. Review the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. I (Independence Standards Board Standard No. 1,

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Independence Discussions with Audit Committees), as modified or supplemented and take, or recommend that the Board take, any action the Committee deems appropriate to oversee the independence of the outside auditors.

E. Discuss with the independent accountants the matters required to be discussed SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

F. Review any disagreement among management and the independent accountants concerning accounting principles or practices, financial statement disclosures, or auditing scope or procedure, in connection with the preparation of the financial statements.

G. Approve the appointment, compensation and oversight of the work of the independent accountants for the purpose of preparing or issuing an audit report or related work, and such independent accountants shall report directly to the Committee. The Committee also shall evaluate the performance of the independent accountants; approve any proposed discharge of the independent accountants, where appropriate; and approve the selection of any successor independent accounts.

H. Review and approve the annual audit plan submitted by the Company’s internal auditor. Also, review the results of the audits performed as scheduled by the audit plan at least twice each year, and include such review in the formal minutes.

I. Review periodic regulatory examination reports and other audit reports of the Company.

J. Preapprove all auditing services (which may entail providing comfort letters in connection with Securities underwritings) and non-audit services, other than as provided by the Sarbanes-Oxley Act of 2002, provided to the Company by its independent accountants. The Committee may delegate to one or more designated members who are independent directors of the Board, the authority to grant preapprovals required by this paragraph. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this paragraph shall be presented to the full Committee at each of its scheduled meetings.

K. Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) a confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

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APPENDIX C
AUDIT PRE-APPROVAL POLICY
AUDIT COMMITTEE PREAPPROVAL POLICY ON USE OF INDEPENDENT AUDITOR FOR NON-AUDIT SERVICES
Introduction
      The Sarbanes/ Oxley Act (“Act”) and related Securities and Exchange Commission Rule “Strengthening the Commission’s Requirements Regarding Auditor Independence” establish strict guidelines for the use of our external auditor for any purpose other than the audit (audit services would include all services performed to comply with the audit, service in connection with statutory and regulatory filings such as comfort letter, statutory audit, attest services, consents and review of quarterly information and procedures required in connection with SEC filings).
      The Audit Committee has established this policy regarding the use of external auditors for non-audit services as follows: 1) the Company will not use the outside auditor for any of the nine service areas defined as incompatible services under the Act, 2) the Audit Committee will not engage the outside auditor to perform any services unless the Audit Committee, acting as the full Committee or through a designee, concludes that the service, and the extent of the engagement, are designed in a way that ensure the independence of the audit.
      This policy outlines the circumstances under which the Company may engage the independent auditor.
Purpose
      The purpose of this policy is to allow the Company to utilize the independent auditor to provide non-audit services when management and the Audit Committee conclude that such an arrangement does not impair the independence of the auditor in fact or appearance.
Criteria
      The Company endorses the criteria established by the Act and related SEC Rule. All of the following must be met in order for the Company to engage the external auditor to provide non-audit services.
Required by the Act
      By performing this service the auditor cannot be placed in the position of auditing their own work (such as performing actuarial services);
      In performing this service the auditor cannot function as part of management or as an employee (such as recruiting or designing employee benefit plans);
      The auditor cannot act as an advocate of the client (such as providing legal or expert services);
      The auditor cannot be a promoter of the Company’s stock or financial interests.The auditor cannot perform any of the following services explicitly prohibited by the Act and SEC Rule:

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client.

2. Financial Information Systems Design and Implementation.

3. Appraisal or valuation services, fairness opinions, or contributed-in-kind reports.

4. Actuarial services

5. Internal audit outsourcing services

6. Management functions or human resources

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7. Broker or dealer, investment advisor, or investment banking services

8. Legal services

9. Expert services unrelated to the audit.
Audit Committee Evaluation and Approval
      The Approver, whether the full Committee or its designee, will evaluate the service against the criteria described above. As part of the evaluation, the Approver will also discuss the potential impairment of auditor independence with management. If the results of the evaluation lead to approval of the service, such approval will be documented in the Audit Committee minutes.
Audit Committee Designee
      The Sarbanes-Oxley Act of 2002 authorizes the audit committee to delegate(1) pre-approval to one or more audit committee members who are independent directors of the board of directors. Any such designation will be duly noted in the audit committee minutes.
      This policy has been adopted by the Audit Committee on the 8th of November, 2004.

AUDIT COMMITTEE:

By:	/s/ Neal W. Scaggs

Neal W. Scaggs
Date: November 8, 2004

      (1) Title II, Section 202, (i) (3) DELEGATION AUTHORITY — The audit committee of an issuer may delegate to one or more designated members of the audit committee who are independent directors of the board of directors, the authority to grant preapprovals required by this subsection. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this subsection shall be presented to the full audit committee at each of its scheduled meetings.

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ANNUAL MEETING OF STOCKHOLDERS OF

FIRST STATE FINANCIAL CORPORATION

April 25, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

•  Please detach along perforated line and mail in the envelope provided.  •

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	O Neal Scaggs
O Corey J. Coughlin
☐	WITHHOLD AUTHORITY	O Robert H. Beymer
	FOR ALL NOMINEES	O Daniel Harrington
O Marshall Reynolds
☐	FOR ALL EXCEPT	O Robert Shell, Jr.
	(See instructions below)	O Thomas W. Wright

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:•

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder ________________ Date: ________ Signature of Stockholder ______________ Date: _____

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FIRST STATE FINANCIAL CORPORATION

22 South Links Avenue
Sarasota, Florida 34236

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Neal Scaggs and Thomas W. Wright as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of First State Financial Corporation held of record by the undersigned on February 28, 2005, at the Annual Meeting of Stockholders to be held at the Longboat Key Club located at 301 Gulf of Mexico Drive, Longboat Key, Florida 34228, on April 25, 2005, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)